UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

Synergy Pharmaceuticals Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On February 14, 2012, Synergy Pharmaceuticals, Inc., (the “Company”) entered into an agreement and plan of merger (the (“Agreement”) with its wholly-owned subsidiary, Synergy Pharmaceuticals Inc., a Delaware corporation (“Synergy-DE”) for the purpose of changing the state of incorporation of the Company to Delaware from Florida. Pursuant to the Agreement, the Company merged with and into Synergy-DE with Synergy-DE continuing as the surviving corporation.  The directors and officers in office of the Company upon the effective date of the merger shall be the directors and officers of Synergy-DE, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of Synergy-DE.  The effective date of the merger shall be the date on which the Certificate of Merger is filed with the Secretary of State of Delaware and the Secretary of State of Florida.  The Certificate of Merger was filed with the Secretary of State of Florida on February 15, 2012 and with the Secretary of State of Delaware of February 16, 2012.

Each issued share of the Company shall, upon the effective date of the merger, be converted into one share of Synergy-DE.  After the effective date of the merger, certificates representing shares of the Company’s common stock will represent shares of Synergy-DE’s common stock, and upon surrender of the same to the transfer agent for the Company, who also shall serve as the transfer agent for Synergy-DE, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Synergy-DE common stock into which such shares of the Company’s common stock shall have been converted.  All outstanding warrants, options and rights issued by the Company to purchase shares of the Company’s common stock (the “Company Securities”), will either be exchanged for or converted into warrants, options or rights issued by Synergy-DE, or amended to provide that, on the effective date of the merger, each Company Security so exchanged, converted or amended shall become, a warrant, option or right to acquire the same number of shares of Synergy-DE common stock and at the same exercise price as the holder of such Company Securities would have been entitled to receive pursuant to the merger had such holder exercised such Company Securities in full immediately prior to the effective time of the merger, without any other action required by any such holder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2012

SYNERGY PHARMACEUTICALS INC.

	By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer